Ivy Apollo Strategic Income Fund
Summary Prospectus | January 31, 2018 as supplemented February 26, 2018

SHARE CLASS (TICKER): CLASS A SHARES (IAPOX)  |  CLASS C SHARES (ICPOX)  |  CLASS I SHARES (IIPOX)  |  CLASS N SHARES (IRPOX)  |  CLASS Y SHARES (IYPOX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyinvestments.com/prospectus. You also can get this information at no cost by calling 800.777.6472 or by sending an e-mail request to prospectus.request@waddell.com. You also can get this information from your investment provider. The Fund’s prospectus and SAI dated January 31, 2018 (as each may be amended or supplemented) are incorporated herein by reference.

Objectives

To seek to provide a high level of current income. Capital appreciation is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the Sales Charge Reductions section on page 110 of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page 114 of the Fund’s statement of additional information (SAI) and in Appendix A — Intermediary Sales Charge Discounts and Waivers.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class C		Class I	Class N	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	1.00%	[1]	None	None	None
Maximum Account Fee	$20	[2]	$20	[2]	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I	Class N	Class Y
Management Fees	0.68%	0.68%	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.24%	0.30%	0.26%	0.09%	0.26%
Acquired Fund Fees and Expenses[3]	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[4]	1.18%	1.99%	0.95%	0.78%	1.20%
Fee Waiver and/or Expense Reimbursement[5,6]	0.02%	0.13%	0.09%	0.00%	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.16%	1.86%	0.86%	0.78%	1.11%

[1]	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]	Acquired Fund Fees and Expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by an exchange-traded fund (ETF) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of the ETF for the ETF’s most recent fiscal year. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s NAV.

[4]	The Total Annual Fund Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

[5]	Through January 31, 2019, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) for the Fund’s Class A shares at 1.15%, Class C shares at 1.85%, Class I shares and Class N shares at 0.85%; and Class Y shares at 1.10%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board).

[6]	Through January 31, 2019, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$686	$926	$1,185	$1,923
Class C Shares	189	612	1,061	2,306
Class I Shares	88	294	517	1,158
Class N Shares	80	249	433	966
Class Y Shares	113	372	651	1,447

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$686	$926	$1,185	$1,923
Class C Shares	189	612	1,061	2,306
Class I Shares	88	294	517	1,158
Class N Shares	80	249	433	966
Class Y Shares	113	372	651	1,447

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

Ivy Apollo Strategic Income Fund seeks to achieve its objectives by allocating its assets among three different investment strategies, or “sleeves,” which IICO believes are generally complementary to each other: a total return strategy, a global bond strategy and a high income strategy. IICO and Apollo Credit Management, LLC (Apollo), the Fund’s subadviser and a subsidiary of Apollo Global Management, LLC (together with its consolidated subsidiaries, including Apollo, Apollo Global) (collectively, IICO and Apollo are referred to for this Fund as the Investment Manager), provide day-to-day management for one or more of these investment sleeves according to the following general allocation:

∎	Total Return Strategy (Apollo): 20% Target Allocation

∎	Global Bond Strategy (IICO): 10% — 70% Flexible Allocation

∎	High Income Strategy (IICO): 10% — 70% Flexible Allocation

The Investment Managers will act independently from the other and each will utilize its own distinct investment style for the sleeve(s) that it manages, subject to the Fund’s investment objectives, strategies and restrictions and the overall supervision of the Board.

IICO will rebalance the Fund’s assets on a periodic basis (as determined by IICO) to return the total return strategy to its target 20% allocation. However, market movements may cause the Fund’s allocation to that sleeve to differ from the 20% allocation between rebalances. For each of the global bond strategy and the high income strategy, the allocation ranges noted above are target projections only and IICO or market movements (or a combination of both) from time to time may cause the Fund’s allocation to one or both of those sleeves to exceed those ranges; likewise, IICO may change the ranges from time to time based on current or anticipated market conditions and/or IICO’s views on the broader market and its economic outlook.

Information about each strategy is set forth below.

Total Return Strategy Sleeve:

Apollo invests the assets allocated to the total return strategy using a multi-sector approach across a broad range of credit-oriented markets with a primary, but not exclusive, focus on non-investment grade credit. Apollo uses a flexible value investment style and allocates its assets across four areas: U.S. corporate credit, global corporate credit, structured credit, and real estate. Apollo invests the assets allocated to this strategy in both secured and unsecured credit assets or instruments such as: corporate credit, bank loans (including senior loans or lower-rated loans), high yield or “junk” bonds, stressed or distressed credit assets; residential loans and mortgage backed securities; middle market loans, collateralized loan obligations (CLOs), commercial real estate loans and mortgage-backed securities; asset-backed securities; liquid and illiquid opportunistic investments; emerging market investments; stock or equity-linked securities received following a corporate reorganization or restructuring process; non-performing loans; structured credit assets; infrastructure and infrastructure-related investments; and any other asset or instrument having a similar target return profile.

Apollo expects to access these markets through a combination of primary and secondary markets, as well as selectively relying on proprietary origination. Apollo may invest in securities globally but generally intends to focus on pursuing opportunities in North America, Europe and emerging markets. The strategy is unconstrained (meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy) and Apollo expects to achieve significant diversification across sectors, geographies, industries and issuers, although such diversification will be constrained by the liquidity and leveraging requirements of the Investment Company Act of 1940, as amended. Investments may be of any level of liquidity and maturity, and of any credit quality.

Global Bond Strategy Sleeve:

IICO invests the assets allocated to the global bond strategy in a diversified portfolio of bonds of foreign and U.S. issuers. The sleeve may invest in debt securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), issued by foreign or U.S. companies of any size, including those in emerging markets, as well as in debt securities issued by foreign or U.S. governments. IICO may invest all of the assets in the sleeve in foreign securities and in securities denominated in currencies other than the U.S. dollar. The sleeve may invest in securities of any maturity.

Under normal circumstances, IICO will invest at least 40% (or, if IICO deems it warranted by market conditions, at least 30%) of the total assets allocated to this sleeve in securities of non-U.S. issuers.

The sleeve may invest in both investment and non-investment grade securities. It may invest up to 100% of the sleeve assets in non-investment grade bonds, commonly called “high yield” or “junk bonds,” primarily of foreign issuers, that include bonds rated BB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality. The sleeve will invest in non-investment grade securities only if IICO deems the risks to be consistent with the Fund’s objectives. The sleeve also may invest in equity securities of foreign and U.S. issuers.

Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, the sleeve may have indirect exposure to various foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.

IICO may look at a number of factors in selecting securities for the sleeve, including: identifying fundamental global themes; country analysis (economic, legislative/judicial and demographic trends); credit analysis of the issuer (financial strength, cash flow, balance sheet, management, strategy and accounting); the maturity, quality, and denomination (U.S. dollar, euro, yen) of the issue; domicile and market share of the issuer; and analysis of the issuer’s profit history through various economic cycles.

High Income Strategy Sleeve:

IICO invests the assets allocated to the high income strategy primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans) of U.S. and foreign issuers, the risks of which are, in IICO’s judgment, consistent with the Fund’s objectives. IICO invests the assets allocated to this sleeve primarily in lower-quality debt securities, which include debt securities rated BBB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. IICO may invest an unlimited amount of the assets allocated to this sleeve in junk bonds, as described above. IICO may invest assets allocated to the high income strategy in fixed-income securities of any maturity and in companies of any size.

IICO may invest up to 100% of the sleeve’s assets in foreign securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, the sleeve may have indirect exposure to various foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.

IICO also may invest the sleeve’s assets in private placements and other restricted securities.

Although IICO considers credit ratings in selecting investments for the sleeve, IICO bases its investment decisions for a particular instrument primarily on its own credit analysis and not on a NRSRO’s credit rating. IICO may look at a number of factors in selecting securities for the sleeve, beginning with a primarily bottom-up (researching individual issuers) analysis of a company’s fundamentals, including financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, and capital structure and future capital needs, and progressing to consideration of the current economic environment, the direction and level of interest rates and inflation, and industry fundamentals and trends in the general economy.

IICO attempts to optimize the sleeve’s risk/reward by investing in the debt portion of the capital structure that IICO believes to be most attractive, which may include secured and/or unsecured loans, floating rate notes and/or secured and/or unsecured high-yield bonds. For example, if IICO believes that market conditions are favorable for a particular type of fixed-income instrument, such as high yield bonds, most or all of the fixed-income instruments in which the sleeve invests may be high yield bonds. Similarly, if IICO believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the sleeve invests may be loans, including second-lien loans which are lower in the capital structure and less liquid than first-lien (senior) loans.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objectives. These include:

∎	Asset Allocation Risk. Although asset allocation among different sleeves and asset categories generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to the Fund’s other sleeves, or to the market as a whole, which could result in the Fund performing poorly.

∎	Capital Repatriation Risk. Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If the Investment Manager is unable to repatriate capital from its investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Fund.

∎

Collateralized Loan Obligations Risk. A collateralized loan obligation (CLO) is an investment vehicle backed by a pool of commercial or personal loans, structured so that there are several classes of bondholders with varying maturities, called “tranches.” CLOs issue classes or tranches of securities that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the type of the underlying loans and the tranche of the CLO in which the Fund invests.

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

∎	Debt Instruments Risk. The Fund primarily invests in debt and credit-related instruments. Such debt may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness and there is no minimum credit rating for such debt investments. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Many of the debt instruments in which the Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

∎	Distressed Securities Risk. The Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Such distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in lower-grade debt securities. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

∎	Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

∎	Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

∎	Equity-Linked Securities Risk. An equity-linked security is a type of debt instrument that is linked to the equity market. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

∎	Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

∎	Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

∎	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

∎	Foreign Government Obligations and Securities of Supranational Entities Risk. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.

∎	Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

∎	Income Risk. The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

∎	Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

∎	Investments in Loans Secured by Real Estate Risk. The Fund may invest in loans secured by real estate (other than mortgage-backed securities) and may, as a result of default, foreclosure or otherwise, hold real estate assets. Special risks associated with such investments include changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), competition based on rental rates, attractiveness and location of the properties, changes in the financial condition of tenants, and changes in operating costs. Real estate values also are affected by such factors as government regulations (including those governing usage, improvements, zoning and taxes), interest rate levels, the availability of financing and potential liability under changing environmental and other laws.

∎	Investments in Structured Products Risk. The Fund may invest in securities backed by, or representing interests in, certain underlying instruments (“structured products”). The terms of the instrument may be determined or structured by the purchaser and the issuer of the instrument. The performance of structured products will be affected by a variety of factors, including its priority in the capital structure of the issuer, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.

∎	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

∎	Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

∎	Loan Origination Risk. The Fund may seek to originate loans, including, but not limited to, secured and unsecured notes, senior and second lien loans, mezzanine loans, and other similar investments. The Fund will retain all fees received in connection with originating or structuring the terms of any such investment. The Fund may subsequently offer such investments for sale to third parties, which could include certain other investment funds or separately managed accounts managed by the Investment Manager; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments being over-concentrated in certain borrowers.

∎	Loan Risk. In addition to the risks typically associated with fixed-income securities, loans carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair the Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy and other insolvency laws. These risks could cause the Fund to lose income or principal on a particular investment, which could affect the Fund’s returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.

With loan assignments, as an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.

∎	Loans to Private and Middle Market Companies Risk. Loans to private and middle market companies involve a number of particular risks that may not exist in the case of loans to large public companies, including:

∎	these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors such as the Fund dependent on any guarantees or collateral they may have obtained;

∎	these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

∎	there may not be as much information publicly available about these companies as would be available for public companies and such information may not be of the same quality; and

∎	these companies are more likely to depend on the management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations.

∎	Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

∎	Management Risk. Fund performance is primarily dependent on the Investment Manager’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎	Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎	Mid Size Company Risk. Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

∎	Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities, thereby reducing the Fund’s income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

∎	Multi-Manager Risk. While IICO monitors the investments of Apollo in addition to the overall management of the Fund, including rebalancing the Fund’s target allocations, IICO and Apollo make investment decisions for their investment sleeves independently from one another. It is possible that the investment styles used by Apollo or IICO will not always complement each other, which could adversely affect the performance of the Fund. As a result, the Fund’s aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended.

∎	Private Placements and Other Restricted Securities Risk. Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. Privately placed securities and other restricted securities will have the effect of increasing the level of Fund illiquidity to the extent the Fund finds it difficult to sell these securities when the Investment Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair value of such securities for purposes of computing the NAV of the Fund.

∎	Real Estate Industry Risk. Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants. To the extent the Fund’s investments are concentrated in particular geographical regions or types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

∎	Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

∎	Senior Loan Risk. The Fund may invest in senior (or first-lien) loans, including either fixed- or floating-rate (sometimes referred to as “adjustable rate”) loans, which hold a senior position in the capital structure of U.S. and foreign corporate issuers. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. In addition to the risks typically associated with debt securities, such as credit risk and interest rate risk, senior loans also are subject to the risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans are subject to prepayment risk. If a borrower prepays a senior loan, the Fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates.

∎	Small Company Risk. Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

∎	U.S. Government Securities Risk. Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of various broad-based securities market indexes and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 2.64% (the third quarter of 2016) and the lowest quarterly return was 0.24% (the fourth quarter of 2017).

Average Annual Total Returns

as of December 31, 2017	1 Year	Life of Class
Class A (began on 10-01-2015)
Return Before Taxes	-1.82%	1.71%
Return After Taxes on Distributions	-3.64%	0.03%
Return After Taxes on Distributions and Sale of Fund Shares	-1.01%	0.54%
Class C (began on 10-01-2015)
Return Before Taxes	3.46%	3.72%
Class I (began on 10-01-2015)
Return Before Taxes	4.61%	4.78%
Class N (began on 10-01-2015)
Return Before Taxes	4.66%	4.80%
Class Y (began on 10-01-2015)
Return Before Taxes	4.24%	4.47%

Indexes	1 Year	Life of Class
50% Bloomberg Barclays Multiverse Index + 50% ICE BofAML US High Yield Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-01-2015)	7.60%	7.04%
Bloomberg Barclays Multiverse Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-01-2015)	7.68%	4.22%
ICE BofAML US High Yield Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-01-2015)	7.48%	9.84%
Lipper Multi-Sector Income Funds Universe Average (net of fees and expenses) (Life of Class index comparison begins on 10-01-2015)	6.09%	5.54%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO) and the total return strategy is subadvised by Apollo Credit Management, LLC (Apollo).

Portfolio Managers

Each of the following has managed all or a portion of the Fund since its inception in October 2015:

∎	Mark G. Beischel, Senior Vice President of IICO

∎	Chad A. Gunther, Senior Vice President of IICO

∎	James Zelter, President of Apollo

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WI Services Company (WISC) if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), by telephone (Class A and C shares: 800.777.6472) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (Class A and C shares). If your shares are not held in a Direct Account (such as for Class N shares and Class R shares (if applicable), etc.), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. Purchases and redemptions of Fund shares in Direct Accounts through Waddell & Reed, Inc. (Waddell & Reed) as your broker will be reviewed by Waddell & Reed to ensure they are in good order and then forwarded to WISC and will be processed at the Fund’s NAV per share next calculated after your order is received in proper form by WISC.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-IAPOX